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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): March 12, 1999
                                                  --------------

                             ECC International Corp.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                001-8988                                 23-1714658
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        (Commission File Number)            (I.R.S. Employer Identification No.)


 2001 West Oak Ridge Road, Orlando, FL                   32809-3803
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (407) 859-7410
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On March 12, 1999, the Company and ChaseMellon Shareholder Services, L.L.C., as successor to Mellon Bank, N.A. (the "Rights Agent"), entered into Amendment No. 2 to Rights Agreement ("Amendment No. 2") dated as of August 27, 1996, as amended, between the Company and the Rights Agent. In general, Amendment No. 2 amended the Rights Agreement, among other things, to: (i) eliminate provisions related to "Continuing Directors," (ii) eliminate provisions related to "Permitted Offers," (iii) amend the time period during which the Rights may be redeemed, and (iv) make certain other revisions.

         The foregoing description of the Rights Agreement, as amended, and Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements which are filed as exhibits to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         See Exhibit Index attached hereto.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 9, 1999                               ECC INTERNATIONAL CORP.
                                             --------------------------------
                                                       (Registrant)



                                             By: /s/ James C. Garrett
                                                 ----------------------------
                                                 James C. Garrett
                                                 President and Chief
                                                 Executive Officer





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                                  EXHIBIT INDEX


Exhibit
Number               Description
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  4.1         Rights Agreement, dated as of August 27, 1996 between the Company and Mellon Bank, N.A., is incorporated herein by reference to
              Exhibit 1 to the Company's Registration Statement on Form 8-A (File No. 001-8988)

  4.2 Amendment No. 1 to Rights Agreement, dated as of March 25, 1997, between the Company and Mellon Bank, N.A., is incorporated herein by reference to Exhibit 4.2 to the Registrant's Current Report on Form 8-K dated March 25, 1997 (File No. 001-8988)

  4.3 Amendment No. 2 to Rights Agreement, dated as of March 12, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C., as successor to Mellon Bank, N.A., is incorporated herein by reference to Exhibit 3 to the Company's Amendment No. 1 to Registration Statement on Form 8-A/A (File No. 001-8988)